Exhibit 99




May 12, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read and agree with the comments in parts (i), (ii), (iv) and (v) of the first paragraph of Item 4 of Form 8-K of Carco Auto Loan Master Trust dated May 12, 2000. We have no basis on which to agree or disagree with the statements contained in part (iii) of the first paragraph and in the second and third paragraphs of Item 4.

Yours truly,
/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Detroit, Michigan


cc:    Mr. David Olsen
       Controller
       Chrysler Financial Company L.L.C.